Exhibit 10.3

THIRD AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 19, 2005, is entered into by and among the lenders signatory hereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as successor by merger to Congress Financial Corporation, as agent for the Lenders (in such capacity, “Agent”), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as documentation agent (“Documentation Agent”), and LERNER NEW YORK, INC., a Delaware corporation (“Lerner”) and LERNCO, INC., a Delaware corporation (“Lernco” and together with Lerner, “Borrowers” and each a “Borrower”).

RECITALS

A.            Borrowers, Agent, Documentation Agent and the Lenders have previously entered into that certain Amended and Restated Loan and Security Agreement, dated March 16, 2004, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated May 19, 2004, and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated December 17, 2004 (as amended, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.            Borrowers, Agent, Documentation Agent and the Lenders now wish to further amend the Loan Agreement on the terms and conditions set forth herein.

C.            Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s, Documentation Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendment to Loan Agreement.

(a)           Section 9.10(b)(viii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(viii)      investments made by such Borrower in connection with the purchase of assets or Capital Stock of a Person engaged in substantially the same or a related business as such Borrower in an amount not to exceed $10,000,000 in the aggregate for all Borrowers, so long as (A) no

Event of Default has occurred and is continuing, (B) Borrowers have Excess Availability of at least $15,000,000 after giving effect to such investment, and (C) such Person shall have executed and delivered a Guaranty to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, and the assets of such Person shall not be included in the calculation of the Borrowing Base; provided, however, that in addition to the foregoing permitted investments of $10,000,000 in the aggregate for all Borrowers, Borrowers may make additional investments as provided herein in an amount not to exceed $20,000,000 in the aggregate for all Borrowers so long as (A) no Event of Default has occurred and is continuing, (B) Borrowers have Excess Availability plus Qualified Cash of at least $40,000,000 after giving effect to such investment, and (C) such Person shall have executed and delivered a Guaranty to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, and the assets of such Person shall not be included in the calculation of the Borrowing Base; and

2.             Effectiveness of this Amendment.  Agent must have received the following items, each in form and content acceptable to Agent, and be satisfied that the following conditions have been met, before this Agreement is effective:

(a)           this Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties;

(b)           no Default or Event of Default shall exist;

(c)           the representations and warranties set forth herein and in the Loan Agreement must be true and correct;

(d)           all other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.             Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)           Authority.  Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability.  This Amendment has been duly executed and delivered by each Borrower.  This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

(c)           Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

4.             Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6.             Reference to and Effect on the Financing Agreements.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)           Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent, Documentation Agent and the Lenders.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent, Documentation Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

(d)           To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.             Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

8.             Integration.  This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.             Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LERNER NEW YORK, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Chief Operating Officer,
Chief Financial Officer and Secretary

LERNCO, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as successor by merger to Congress Financial Corporation,
as Agent and as a Lender

By:	/s/ John Williammee, Jr.
Name:	John Williammee, Jr.
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Documentation Agent and as a Lender

By:	/s/ Manuel Borges
Name:	Manuel Borges
Title:	Vice President

LASALLE RETAIL FINANCE,
a division of LaSalle Business Credit, Inc.,
as agent for Standard Federal Bank, National
Association,
as a Lender

By:	/s/ Mark D. Twomey
Name:	Mark D. Twomey
Title:	Assistant Vice President

ABLECO FINANCE LLC,
on its behalf and on behalf of its Affiliate assigns,
as Lenders

By:	/s/ Kevin P. Genda
Name:	Kevin P. Genda
Title:	Senior Vice President

AZURE FUNDING,
as a Lender

By:	/s/ Susanne Smith
Name:	Suzanne Smith
Title:	As Attorney-In-Fact

BERNARD NATIONAL LOAN INVESTORS,
LTD.,
as a Lender

By:	/s/ Perry A. Gruss
Name:	Perry A. Gruss
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES I LP,
as a Lender

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	Chief Credit Officer

OAK HILL CREDIT PARTNERS I, LIMITED,
as a Lender

By:	Oak Hill CLO Management I, LLC, as
Investment Manager

	By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

OAK HILL CREDIT PARTNERS II, LIMITED,
as a Lender

By:	Oak Hill CLO Management II, LLC, as
Investment Manager

	By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

OAK HILL CREDIT PARTNERS III, LIMITED,
as a Lender

By:	Oak Hill CLO Management III, LLC, as
Investment Manager

	By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

ACKNOWLEDGEMENT BY GUARANTORS

Dated as of July 19, 2005

Each of the undersigned, being a Guarantor (each a “Guarantor” and collectively, the “Guarantors”) under their respective Amended and Restated Guaranty and Security Agreements, each dated as of March 16, 2004, made in favor of Agent (as amended, modified or supplemented, each a “Guaranty” and collectively, the “Guaranties”), hereby (a) acknowledges and agrees to the foregoing Third Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”), (b) agrees to the amendment to each Guaranty set forth in Section 2(b) of the Amendment, and (c) confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment.  Although Agent has informed Guarantors of the amendments to the Loan Agreement as set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that none of Agent, Documentation Agent or any Lender has any duty under the Loan Agreement, the Guaranties or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

NEW YORK & COMPANY, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Chief Operating Officer
and Chief Financial Officer

LERNER NEW YORK HOLDING, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Chief Operating Officer
and Secretary

NEVADA RECEIVABLE FACTORING, INC.,
a Nevada corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Secretary

ASSOCIATED LERNER SHOPS OF AMERICA, INC.,
a New York corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Secretary

LERNER NEW YORK GC, LLC,
an Ohio limited liability company

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President